                                                                   EXHIBIT 23.3

                                    CONSENT
  We hereby consent to the references to our Firm and inclusion of our opinions as Exhibits to the Registration Statement on Form S-1 and related prospectus of Matewan BancShares, Inc., for the registration of 115,000 shares of its Cumulative Convertible Preferred Stock, Series A.

                                       JACKSON & KELLY

                                       By   /s/ Charles D. Dunbar
                                           ------------------------------------
                                                Partner

February 28, 1996